Exhibit 10.3

AMENDMENT #1 TO THE SECURITIES PURCHASE AGREEMENT AND CONVERTIBLE PROMISSORY NOTE DATED NOVEMBER 3, 2017

THIS AMENDMENT #1 (the “Amendment”) TO THE SECURITIES PURCHASE AGREEMENT AND CONVERTIBLE PROMISSORY NOTE, is entered into as of November 17, 2017, by and between The Chron Organization, Inc., a Nevada corporation (the “Company”), and Crown Bridge Partners, LLC, a New York limited liability company (the “Holder”) (collectively the “Parties”).

BACKGROUND

A. The Company and Holder are the parties to that certain Securities Purchase Agreement dated November 3, 2017 (the “SPA”) and Convertible Promissory Note dated November 3, 2017 in the principal amount of up to $138,000.00 (the “Note”); and

B. The Parties desire to amend the SPA, Note, and all ancillary documents entered into in connection therewith (the “Transaction Documents”) as set forth expressly below, to correct a scrivener’s error in the Transaction Documents and reflect the Parties’ intentions at the time of execution of the Transaction Documents.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. All references to the Company’s common stock and/or Common Stock in the Transaction Documents shall mean the Class A common stock, par value $0.001 per share, of the Company.

2. This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Transaction Documents. All initial capitalized terms used in this Amendment shall have the same meaning as set forth in the Agreement unless otherwise provided. Except as specifically modified hereby, all of the provisions of the Transaction Documents, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

The Chron Organization, Inc.		Crown Bridge Partners, LLC

By:	/s/ Alex Rodriguez	By:	/s/ Seth Ahdoot
Name:	Alex Rodriguez	Name:	Seth Ahdoot
Title:	Chief Executive Officer	Title:	Member

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